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                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                                Form 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported)

                        Home Equity Securitization Corp.
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         (Exact name of registrant as specified in its charter)

         North Carolina                333-44409           56-2064715
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 (State or Other Jurisdiction of   (Commission File    (I.R.S. Employer
         Incorporation)                 Number)       Identification No.)

    301 South College Street
    Charlotte, North Carolina                             28202-6001
 (Address of Principal Executive                      ------------------
            Offices)                                      (Zip Code)

   Registrant's telephone number, including area code (704) 374-4868
                                                      --------------------

                                    No Change
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      (Former name or former address, if changed since last report)



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      Item 5.     Other Events
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                  Home Equity Securitization Corp. has previously registered the offer and sale of its First Greensboro Home Equity Asset-Backed Notes, Series 1998-1 (the "Notes").


                  The following exhibit which relates specifically to the Notes is included with this Current Report:


      Item 7(c).  Exhibits
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                  10.1  Monthly Payment Date Statement distributed to
                        Noteholders, dated September 25, 1998.



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                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        HOME EQUITY SECURITIZATION CORP.
                              as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1
                        Registrant


                                       By: WALLACE SAUNDERS
                                          ------------------------------------
                                          Name:  Wallace Saunders
                                          Title: Assistant Vice President




Dated: September 29, 1998



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                                  EXHIBIT INDEX




EXHIBIT NO.      DESCRIPTION
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Exhibit 10.1.    Monthly Payment Date Statement distributed to
                 Noteholders, dated September 25, 1998.







                                       3